UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2025

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cabot Road, Suite 1800
Woburn, MA 01801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends the Form 8-K originally filed with the Securities and Exchange Commission on February 24, 2025 (the “Original Form 8-K”). At the time of the Original Form 8-K, iSpecimen Inc. (the “Company”) had not yet determined the compensation arrangements for Ms. Katharyn Field, who was appointed as President of the Company on February 19, 2025. This amendment is being filed to disclose the employment agreement entered into with Ms. Field on February 28, 2025. Other than the inclusion of Ms. Field’s employment agreement, this amendment does not modify any other disclosure in the Original Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Amendment No. 1 to the Original Form 8-K is being filed by iSpecimen Inc. to disclose the terms of the employment agreement (the “Employment Agreement”) entered into with Ms. Katharyn Field on February 28, 2025, under which Ms. Field will receive an annual base salary of $240,000, payable in accordance with the Company’s standard payroll schedule. She will also be eligible to participate in the Company’s Stock Incentive Plan and receive standard fringe benefits available to full-time employees.

The Employment Agreement provides that Ms. Field’s employment is at-will, meaning that either she or the Company may terminate the employment relationship with thirty (30) days’ notice. The foregoing summary of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.1 to this Form 8-K/A and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement between iSpecimen Inc. and Katharyn Field, dated February 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2025

iSPECIMEN INC.

By:	/s/ ROBERT BRADLEY LIM
	Name:	Robert Bradley Lim
	Title:	Chief Executive Officer

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